Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Tully’s Coffee Corporation (the “Company”) on Form 10-Q for the quarterly period ended September 26, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kristopher S. Galvin, Chief Financial Officer, Principal Financial Officer and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kristopher S. Galvin
Kristopher S. Galvin

Executive Vice-President and Chief Financial Officer
(Principal Financial Officer and Principal Executive Officer)

November 10, 2004